Exhibit 10



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-149449) and the related Statement of Additional Information appearing therein and pertaining to Lincoln New York Account N for Variable Annuities, and to the use therein of our reports dated
(a) March 18, 2008, with respect to the consolidated financial statements of Lincoln Life & Annuity Company of New York and (b) March 7, 2008, with respect to the financial statements of Lincoln New York Account N for Variable Annuities.

                                        /s/ Ernst & Young LLP


Fort Wayne, Indiana
November 20, 2008